Income Taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes

NOTE 11 – INCOME TAXES

The Company accounts for income taxes using the asset and liability method. Under this method, deferred income tax assets and liabilities are determined based upon the difference between the financial statement carrying amounts and the tax basis of assets and liabilities and are measured using the enacted tax rate expected to apply to taxable income in the years in which the differences are expected to be reversed.

In 2017, the Company adopted FASB issued ASU No. 2015-17, Income Taxes (Topic 740). This ASU was issued as part of the FASB’s simplification initiative focused on improving areas of U.S. GAAP for which cost and complexity may be reduced while maintaining or improving the usefulness of information disclosed within the financial statements. ASU No. 2015-17 simplifies the presentation of deferred income taxes by requiring that deferred tax liabilities and assets be presented net and classified as noncurrent in a classified statement of financial position. As a result of this adoption, the Company now presents deferred tax assets as a single line item, net, in long-term assets or labilities.

There was not a provision for income taxes for the years ended December 31, 2017 and 2016.

The Company accounts for income taxes using the asset and liability method. Under this method, deferred income tax assets and liabilities are determined based upon the difference between the financial statement carrying amounts and the tax basis of assets and liabilities and are measured using the enacted tax rate expected to apply to taxable income in the years in which the differences are expected to be reversed.

The following table presents a reconciliation of the statutory Federal rate and the Company’s effective tax rate for the years ended December 31:

	2017	2016
Tax provision (benefit) at Federal statutory rate	(34.00)%	(34.00)%
Accrued compensation	(0.32)%	0.89%
Stock based compensation	4.15%	10.01%
Depreciation and amortization	0.59%	0.36%
Other	0.26%	0.09%
Change in valuation allowance	29.32%	22.65%
Effective tax rate	0.00%	0.00%

The effective tax rate for the three and years ended December 31, 2017 and 2016, differs from the statutory rate of 34% as a result of state taxes (net of Federal benefit), permanent differences, and a reserve against deferred tax assets.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The following table presents significant components of the Company’s deferred tax assets and liabilities for the years ended December 31:

	2017	2016
DEFERRED TAX ASSETS, net:
Net operating loss carryforwards	$8,705,467	$12,013,384
Accrued compensation	1,074,903	1,535,184
Stock based compensation	66,348	200,700
Credit carryforwards	71,910	100,318
Depreciation and amortization carryforwards	(71,054)	(87,903)
Total	9,847,574	13,761,683
Less valuation allowance	(9,847,574)	(13,761,683)
NET DEFERRED TAX ASSETS assets	$-	$-

As of December 31, 2017, the Company had a Federal net operating loss carryforward of $33,345,946. The net operating loss carryforward expires at various dates beginning in 2026 if not utilized. In addition, the Company had a net operating loss carryforward for Hawaii income tax purposes of $26,606,541 as of December 31, 2017, which expires at various dates beginning in 2026 if not utilized. These amounts differ from the Company’s accumulated deficit due to permanent and temporary tax differences.

The Company’s valuation allowance was primarily related to the operating losses. The valuation allowance is determined in accordance with the provisions of ASC No. 740, Income Taxes, which requires an assessment of both negative and positive evidence when measuring the need for a valuation allowance. Based on the available objective evidence and the Company’s history of losses, management provides no assurance that the net deferred tax assets will be realized. As of December 31, 2017 and 2016, the Company has applied a valuation allowance against its deferred tax assets net of the expected income from the reversal of the deferred tax liabilities.

Recent tax legislation

On December 22, 2017, the Tax Cuts and Jobs Act (“TCJA”) was enacted into law, which significantly changes existing U.S. tax law and includes numerous provisions that affect our business, such as reducing the U.S. federal statutory tax rate. The TCJA reduces the U.S. federal statutory tax rate from 35% to 21% effective January 1, 2018.

As a result of TCJA, we recorded a change in our deferred tax asset of approximately, $3.8 million, which was offset by an adjustment to the allowance.

Uncertain tax positions

The Company is subject to taxation in the United States and two state jurisdictions. The preparation of tax returns requires management to interpret the applicable tax laws and regulations in effect in such jurisdictions, which could affect the amount of tax paid by the Company. Management, in consultation with its tax advisors, files its tax returns based on interpretations that are believed to be reasonable under the circumstances. The income tax returns, however, are subject to routine reviews by the various taxing authorities. As part of these reviews, a taxing authority may disagree with respect to the tax positions taken by management (“uncertain tax positions”) and therefore may require the Company to pay additional taxes.

Management evaluates the requirement for additional tax accruals, including interest and penalties, which the Company could incur as a result of the ultimate resolution of its uncertain tax positions. Management reviews and updates the accrual for uncertain tax positions as more definitive information becomes available from taxing authorities, completion of tax audits, expiration of statute of limitations, or upon occurrence of other events.

As of December 31, 2017 and 2016, there was no liability for income tax associated with unrecognized tax benefits. The Company recognizes accrued interest related to unrecognized tax benefits as well as any related penalties in interest income or expense in its consolidated statements of operations, which is consistent with the recognition of these items in prior reporting periods.

The federal and state income tax returns of the Company are subject to examination by the IRS and state taxing authorities, generally for three years after they were filed.

State tax credits

The Company received a refundable tax credit of $17,253 and $47,082 from the State of Hawaii during the years ended December 31, 2017 and 2016, respectively. This amount is recorded as other income in the consolidated statement of operations.